Prospectus Supplement	254757 12/08
dated December 8, 2008 to:

Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

Prospectus dated January 30, 2008

On November 24, the U.S. Department of the Treasury announced the extension of its Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009. Each of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund (each a "Fund" and collectively, the "Funds"), with the approval of the Funds’ Board of Trustees, has applied for continued participation in the Program. The Program had been set to expire on December 18, 2008.

Subject to certain conditions and limitations, share amounts held by investors in each Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event a Fund’s market-based net asset value per share declines below $0.995 (a “Guarantee Event”) and the Fund subsequently liquidates. Only shareholders who held shares of a Fund on September 19, 2008 would receive payments under the Program. Shareholders would receive payments only with respect to the lesser of the number of shares owned at the close of business on September 19, 2008 and the number of shares owned at the time of the Guarantee Event. Under the Program, a shareholder who has continuously maintained a Fund account since September 19, 2008 would receive payment for each covered share equal to $1.00 minus amounts previously paid by the Fund to such shareholder since the date of the Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all participating money market funds. Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The cost to participate in the Program, both in its initial three-month period and the extension period, will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. The Secretary of the Treasury may further extend the Program for a period not beyond the close of business on September 19, 2009. If the Treasury Secretary announces a further extension of the Program, the Funds will consider whether to continue to participate at that time.